Exhibit 10.14      Subscription Agreement for Secured Convertible Note and
-------------      Common Stock Purchase Warrants, and Exhibits, between
                   Vizario, Inc. and Alpha Capital Aktiengesellschaft, dated as of March 4, 2002.



                             SUBSCRIPTION AGREEMENT


Dear Subscriber:

    The subscriber identified on the signature page hereto ("Subscriber") hereby agrees to purchase , and Vizario, Inc., a Nevada corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, an 8% Secured Convertible Note convertible in accordance with the terms thereof into shares of the Company's $.001 par value common stock (the "Company Shares") and common stock purchase warrants ("Warrants") for the aggregate consideration as set forth on the signature page hereof ("Purchase Price"). The form of Convertible
Note is annexed hereto as EXHIBIT A. (The Company Shares included in the Securities (as hereinafter defined) are sometimes referred to herein as the "Shares", "Common Shares" or "Common Stock"). (The Notes, the Company Shares, Warrants, and the Common Stock issuable upon exercise of the Warrants are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver the Note and Warrants against payment, by federal funds wire transfer of the Purchase Price.

            The following terms and conditions shall apply to this subscription.

         1. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. The Subscriber hereby represents and warrants to and agrees with the Company that:

            (a) INFORMATION ON COMPANY. The Subscriber has been furnished with the Company's Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission (the "Commission") together with all subsequently filed forms 10-Q, and other publicly available filings made with the Commission (hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such information in writing is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

            (b) INFORMATION ON SUBSCRIBER. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

            (c) PURCHASE OF NOTE. On the Closing Date, the Subscriber will purchase the Note and Warrants for its own account and not with a view to any distribution thereof.

            (d) COMPLIANCE WITH SECURITIES ACT. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

            (e) COMPANY SHARES LEGEND. The Company Shares, and the shares of Common Stock issuable upon the exercise of the Warrants, shall bear the following legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VIZARIO, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

            (f) WARRANTS LEGEND. The Warrants shall bear the following legend:

            "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VIZARIO, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

            (g) NOTE LEGEND. The Note shall bear the following legend:

            "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VIZARIO, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

            (h) COMMUNICATION OF OFFER. The offer to sell the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

            (i) CORRECTNESS OF REPRESENTATIONS. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

         2. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with the Subscriber that:

            (a) DUE INCORPORATION. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

            (b) OUTSTANDING STOCK. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

            (c) AUTHORITY; ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto.

            (d) ADDITIONAL ISSUANCES. Except as set forth on Schedule 2(d), there are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described in the Reports or Other Written Information.

            (e) CONSENTS. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the NASD, NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation issuance and sale of the Securities, and the performance of the Company's obligations hereunder.

            (f) NO VIOLATION OR CONFLICT. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of its obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

               (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

               (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

            (g) THE SECURITIES. The Securities upon issuance:

               (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

               (ii) have been, or will be, duly and validly authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Note is converted, and the Warrants are exercised, the Securities will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements);

               (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

               (iv) will not subject the holders thereof to personal liability by reason of being such holders.

            (h) LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports or Other Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

            (i) REPORTING COMPANY. The Company is a publicly-held company subject to reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. The Company's common stock is trading on the OTC Bulletin Board ("Bulletin Board"). Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months except as set forth in the Reports.

            (j) NO MARKET MANIPULATION. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued.

            (k) INFORMATION CONCERNING COMPANY. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in Schedule 2(d) hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact in light of the circumstances when made required to be stated therein or necessary to make the statements therein not misleading.

            (l) DILUTION. The number of Shares issuable upon conversion of the Notes may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion of the Note. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Note and exercise of the Warrants is binding upon the Company and enforceable, except as otherwise described in this Subscription Agreement or the Note, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

            (m)STOP TRANSFER. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of the Securities, except as may be required by federal securities laws.

            (n) DEFAULTS. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company except as disclosed in Schedule 2(d),
(ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

            (o) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of Bulletin Board nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offering other than the transactions contemplated hereby that will be integrated with the issuance of the Securities.

            (p) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

            (q) LISTING. The Company's common stock is quoted on, and listed for trading on the Bulletin Board. Except as disclosed in the Other Written Information, the Company has not received any oral or written notice that its Common Stock will be delisted from the Bulletin Board or that the Common Stock does not meet all requirements for the continuation of such listing.

            (r) NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since September 30, 2001 and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company's financial condition.

            (s) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since September 30, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

            (t) CAPITALIZATION. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on Schedule 2(t) hereto. Except as set forth in the Reports and Other Written Information and Schedule 2(t), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

            (u) CORRECTNESS OF REPRESENTATIONS. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

         3. REGULATION D OFFERING. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as EXHIBIT B. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note and exercise of the Warrants.

         4. REISSUANCE OF SECURITIES. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to and disposes of such Securities pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Securities are registered under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive all reasonably requested written representations from the Subscriber and selling broker, if any. Provided the Subscriber provides required certifications and representation letters, if any, if the Company fails to remove any legend as required by this Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following the date that the Subscriber has requested the removal of the legend and delivered all items reasonably required by the Company to be delivered by the Subscriber, the Company continues to fail to remove such legend, the Company shall pay to each Subscriber or assignee holding shares subject to a Legend Removal Failure an amount equal to one percent (1%) of the Purchase Price of the shares subject to a Legend Removal Failure per day that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 4 for an aggregate of thirty (30) days, each Subscriber or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Securities subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 120% of the applicable Purchase Price.

         5. WARRANTS.

            (a) The Company will also issue and deliver on the Closing Date to the Subscriber a Warrant to purchase 1,000,000 Shares of Common Stock (subject to adjustment as described in the Warrant). A form of Warrant is annexed hereto as EXHIBIT C. The per share "Purchase Price" of Common Stock (as defined in the Warrant) shall be $.25. The Warrants shall be exercisable for three years after the Issue Date (as defined in the Warrant).

            (b) All the representations, covenants, warranties, undertakings, remedies, liquidated damages, indemnification, rights in Section 9 hereof, and other rights including but not limited to registration rights made or granted to or for the benefit of the Subscriber are hereby also made and granted to the Subscribers in respect of the Warrants and Common Stock issuable upon exercise of the Warrants.

         6. FEES.

            (a) The Company shall pay to counsel to the Subscriber its fees of $5,000.00 for services rendered to Subscribers in connection with this Agreement for aggregate subscription amounts of up to $145,000 of principal amount of Notes (the "Initial Offering") and acting as escrow agent for the Initial Offering.

            (b) The Company will pay to Libra Finance, S.A. ("Finder") a fee in the amount of ten percent (10%) of the Purchase Price ("Finder's Fee"). The Finder's Fee must be paid on the Closing Date with respect to the Notes issuable in the Initial Offering. The Finder's Fee will be payable by delivery to the Finder of a promissory note ("Finder's Note"). Except as described in the following sentence, the Finder's Note will be identical to the Notes. All the representations, covenants, warranties, undertakings, remedies, liquidated damages, and indemnification, other rights including but not limited to registration rights, and rights in Section 9 hereof, made or granted to or for the benefit of the Subscriber are hereby also made and granted to the Finder in respect of the Finder's Note except that the Note issued to Finder will not be subject to the security interest described in Section 12 of this Agreement. Other than in relation to the foregoing exception, references to Notes in this Agreement (and where appropriate in documents delivered in connection herewith) shall also relate to the Finder's Note. In the event the Subscriber so elects, the Finder's Fee may be payable in whole or in part to the Subscriber.

            (c) The Company on the one hand, and the Subscriber on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees except as identified in Section 6(b) above on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in the Subscription Agreement.

         7. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Subscriber as follows:

            (a) STOP ORDERS. The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

            (b) LISTING. The Company shall promptly secure the listing of the Company Shares and Common Stock issuable upon exercise of the Warrants upon each national securities exchange, or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Notes are outstanding. The Company will maintain the listing of its Common Stock on the Nasdaq SmallCap Market, NASDAQ National Market System, New York Stock Exchange, American Stock Exchange or "Pink Sheets" (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such other exchanges or markets, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened or actual delisting of the Common Stock from any Principal Market provided the provisions of such information to the Subscriber would not violate the provisions of Regulation FD under the 1933 Act.

            (c) MARKET REGULATIONS. The Company shall notify the SEC, NASD, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

            (d) REPORTING REQUIREMENTS. From the Closing Date and until at least three (3) years after the effectiveness of the registration statement on Form SB-2 or such other registration statement described in Section 10.1(iv) hereof, the Company will (i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, (iii) comply with all reporting requirements that is applicable to an issuer with a class of Shares registered pursuant to Section 12(g) of the Exchange Act, and (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until the later of three (3) years after the actual effective date of the registration statement on Form SB-2 or such other registration statement described in Section 10.1(iv) hereof. Until the earlier of the resale of the Company Shares by the Subscriber or at least three (3) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing of the Common Stock on the Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of Bulletin Board.

            (e) RESERVATION OF COMMON STOCK. The Company undertakes to reserve, pro rata on behalf of each holder of a Note or Warrant, from its authorized but unissued Common Stock, at all times that Notes remain outstanding, a number of Common Shares equal to not less than 200% of the amount of Common Shares necessary to allow each such holder to be able to convert all such outstanding Notes, at the then applicable Conversion Price, and one share of Common Stock for each Common Share issuable upon exercise of the Warrants.

            (f) TAXES. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

            (g) INSURANCE. The Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

            (h) BOOKS AND RECORDS. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

            (i) GOVERNMENTAL AUTHORITIES. The Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

            (j) INTELLECTUAL PROPERTY. The Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

            (k) PROPERTIES. The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

            (l) CONFIDENTIALITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Subscriber, unless expressly agreed to by such Subscriber or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

         8. COVENANTS OF THE COMPANY AND SUBSCRIBER REGARDING
INDEMNIFICATION.

            (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or

Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

            (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

            (c) The procedures set forth in Section 10.6 shall apply to the indemnifications set forth in Sections 8(a) and 8(b) above.

         9.1.     CONVERSION OF NOTE.

            (a) Upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the Shares will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Company Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares to be sold or are otherwise exempt from registration when sold and Subscriber complies with prospectus delivery requirements.

            (b) Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed to EXHIBIT A hereto) to the Company via telecopier transmission. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will or cause the transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within five (5) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date"). In the event the Shares are eligible for and are electronically transferable, then delivery of the Shares MUST be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A Note representing the balance of the Note not so converted will be provided to the Subscriber, if requested by Subscriber provided an original Note is delivered to the Company. To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note arising from such non-surrender of the Note.

            (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 9 hereof, or the Mandatory Redemption Amount described in Section 9.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payments to the Subscriber for late issuance of Shares in the form required pursuant to Section 9 hereof upon Conversion of the Note or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Note principal amount being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

            (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

         9.2. MANDATORY REDEMPTION AT SUBSCRIBER'S ELECTION. In the event the Company is prohibited from issuing Shares, or fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note) or for any reason other than pursuant to the limitations set forth in Section 9.3 hereof, then at the Subscriber's election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber or on the Delivery Date (if requested by the Subscriber) at the Subscriber's election, a sum of money determined by (i) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 130%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a Deemed Conversion Date) at the then Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the principal market for the period commencing on the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment. The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.

         9.3. MAXIMUM CONVERSION. The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversion by the Subscriber may exceed 4.99%. The Subscriber may void the conversion limitation described in this
Section 9.3 upon 75 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

         9.4. INJUNCTION - POSTING OF BOND. In the event a Subscriber shall elect to convert a Note or part thereof, the Company may not refuse conversion based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained and the Company posts a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

         9.5. BUY-IN. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if ten (10) days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In. The delivery date by which Common Stock must be delivered pursuant to this Section 9.5 shall be tolled for the amount of days that the Subscriber does not deliver information reasonably requested by the Company's transfer agent.

         9.6 ADJUSTMENTS. The Conversion Price and amount of Shares issuable upon conversion of the Notes shall be adjusted to offset the effect of stock splits, stock dividends and pro rata distributions of property or equity interests to the Company's shareholders.

         9.7. REDEMPTION. The Company may not redeem or call the Note without the consent of the holder of the Note.

         10.1. REGISTRATION RIGHTS. The Company hereby grants the following registration rights to holders of the Securities.

               (i) On one occasion, for a period commencing 201 days after the Closing Date, but not later than three years after the Closing Date ("Request Date"), the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's Shares issued and issuable upon Conversion of the Notes (the Common Stock issued or issuable upon conversion of the Notes or issuable by virtue of ownership of the Notes, and one share of Common Stock for each Share issuable upon exercise of the Warrants, collectively the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or included for registration in a pending registration statement. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1(i). As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this Section 10.1(i) shall be limited to one registration statement.

               (ii) If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 25 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 15 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 10.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 10.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 10.1(ii) without thereby incurring any liability to the Seller.

               (iii) If, at the time any written request for registration is received by the Company pursuant to Section 10.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 10.1(ii) rather than Section 10.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 10.1(ii).

               (iv) The Company shall file with the Commission not later than fourteen (14) days after the effective date of the registration statement filed by the Company with the Commission on January 28, 2002 under file number 333-81480 (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective a Form SB-2 registration statement (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the Act. The registration statement described in this paragraph must be declared effective by the Commission two hundred days
(200) of the Closing Date ("Effective Date"). The Company will register not less than a number of shares of Common Stock in the aforedescribed registration statement that is equal to 200% of the Company Shares issuable at the Conversion Price that would be in effect on the Closing Date or the date of filing of such registration statement (employing the Conversion Price which would result in the greater number of Shares), assuming the conversion of 100% of the Notes and one share of Common Stock for each of the shares issuable upon exercise of the Warrants. The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Subscriber, and not issued, employed or reserved for anyone other than the Subscriber. Such registration statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional Company Shares to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. No securities of the Company other than the Registrable Securities or other securities owned or issued to the Subscriber will be included in the registration statement described in this Section 10.1(iv) except as described on Schedule 10.1, without Subscriber's consent, which will not be unreasonably withheld.

         10.2. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities ("Sellers") copies of all filings and Commission letters of comment;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) twelve months after the latest Maturity Date of a Note;
(ii) until one year after all the Company Shares are eligible for resale pursuant to Rule 144(k) of the 1933 Act; or (iii) until such registration statement has been effective for a period of not less than 270 days, and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

            (c) furnish to the Seller, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

            (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (f) immediately notify the Seller when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (g) make available for inspection by the Seller, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

         10.3. PROVISION OF DOCUMENTS. At the request of the Seller, provided a demand for registration has been made pursuant to Section 10.1(i) or a request for registration has been made pursuant to Section 10.1(ii), the Registrable Securities will be included in a registration statement filed pursuant to this
Section 10. In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(i) or 10.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         10.4. NON-REGISTRATION EVENTS. The Company and the Subscriber agree that the Seller will suffer damages if any registration statement required under
Section 10.1(i) or 10.1(ii) above is not filed within 14 days after written request by the Holder and not declared effective by the Commission within 90 days after such request [or the Filing Date and Effective Date, respectively, in reference to the Registration Statement on Form S-3 or such other form described in Section 10.1(iv)], and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Sections 10.1(i) or 10.1(ii) is not filed within 30 days of such written request, or is not declared effective by the Commission on or prior to the date that is 90 days after such request, or (ii) the registration statement on Form S-3 or such other form described in Section 10.1(iv) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within five business days of receipt by the Company of a written or oral communication from the Commission that the registration statement described in Section 10.1(iv) will not be reviewed, or (iii) any registration statement described in Sections 10.1(i), 10.1(ii) or 10.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i), (ii) and (iii) of this
Section 10.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay, at the Subscriber's option, in cash or stock at the applicable Conversion Price, as Liquidated Damages to each holder of any Registrable Securities an amount equal to two (2%) percent per month or part thereof for each month or part thereof thereafter during the pendency of such Non-Registration Event, of the principal of the Notes issued in the Initial Offering, whether or not converted, then owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section
10.4 shall be due and payable within ten (10) business days after demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded from the Company by the Holder pursuant to Section 9.2 of this Subscription Agreement, then the Liquidated Damages described in this Section
10.4 shall no longer accrue on the portion of the Purchase Price underlying the Mandatory Redemption Payment, from and after the date the Holder receives the Mandatory Redemption Payment. It shall also be deemed a Non-Registration Event if at any time a Note is outstanding, there is less than 125% of the amount of Common Shares necessary to allow full conversion of such Note at the then applicable Conversion Price, registered for unrestricted resale in an effective registration statement.

         10.5. EXPENSES. All expenses incurred by the Company in complying with
Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any. The Company will pay all Registration Expenses in connection with the registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

         10.6. INDEMNIFICATION AND CONTRIBUTION.

            (a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 10.1(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

            (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.6 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         11. OFFERING RESTRICTIONS. Except with respect to issuances of common stock or other securities or debt obligations convertible into common stock as disclosed in the Reports or Other Written Information (the "Excepted Issuances"), the Company will not issue any equity, convertible debt or other securities convertible into common stock until the registration statement described in Section 10.1(iv) hereof has been effective for 120 days without the consent of Subscriber.

         12. SECURITY INTEREST. The Subscriber will be granted a security interest in certain assets of the Company pursuant to that certain Security Agreement (the "Security Agreement"). A form of Security Agreement is annexed hereto as EXHIBIT D. The Company will prepare Forms UCC-1 to be filed at the Company's expense with such states and counties as may be designated by the Subscriber to perfect the security interest created by the Security Agreement. The Company will also execute all such documents reasonably necessary in the opinion of Subscriber to memorialize and further protect the security interest described above.

         13. MISCELLANEOUS.

            (a) NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to Vizario, Inc., 1313 Laurel Street, Suite 4, San Carlos, CA 94070, telecopier number: (650) 596-9350, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575. Any notice that may be given pursuant to this Agreement, or any document delivered in connection with the foregoing may be given by the Subscriber on the first business day after the observance dates in the United States of America by Orthodox Jewry of Rosh Hashanah, Yom Kippur, the first two days of the Feast of Tabernacles, Shemini Atzeret, Simchat Torah, the first two and final two days of Passover and Pentecost, with such notice to be deemed given and effective, at the election of the Subscriber on a holiday date that precedes such notice, however the Company's time to respond to such notice shall commence from the actual date such notice is received. Any notice received by the Subscriber on any of the aforedescribed holidays may be deemed by the Subscriber to be received and effective as if such notice had been received on the first business day after the holiday.

            (b) CLOSING. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that subscriber funds representing not less than the net amount due the Company from $33,333.33 of the Purchase Price of the Initial Offering (the "Closing Date").

            (c) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

            (d) EXECUTION. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

            (e) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

            (f) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

            (g) CONFIDENTIALITY. The Company agrees that it will not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by the Subscriber or only to the extent required by law.

            (h) AUTOMATIC TERMINATION. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                     VIZARIO, INC.
                                     A Nevada Corporation


                                     By:_________________________________
                                             Name:
                                     Title:

                           Dated: February _____, 2002


--------------------------------------------------------------------------------

Purchase Price of Note: $145,000.00

Warrants to Purchase 1,000,000 Common Shares


ACCEPTED as of February _____, 2002


ALPHA CAPITAL AKTIENGESELLSCHAFT - Subscriber Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196



By:____________________________________
         Name:
         Title:

                         LIST OF SCHEDULES AND EXHIBITS


Exhibit A                  Form of Note

Exhibit B                  Form of Legal Opinion

Exhibit C                  Form of Warrant

Schedule D                 Form of Security Agreement

Schedule 2(d)              Additional Issuances

Schedule 2(t)              Capitalization

Schedule 10.1              Other Securities to be Registered

                             FUNDS ESCROW AGREEMENT


         This Agreement is dated as of the ____ day of February, 2002 among Vizario, Inc., a Nevada corporation (the "Company"), Alpha Capital Aktiengesellschaft ("Subscriber"), and Grushko & Mittman, P.C. (the "Escrow Agent"):

                               W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Company and Subscriber have entered into a Subscription Agreement ("Subscription Agreement") calling for the sale by the Company to the Subscriber of secured Convertible Notes ("Notes") in the aggregate principal amount of $145,000 and common stock purchase warrants ("Warrants"); and

         WHEREAS, the parties hereto require the Company to deliver the Notes and Warrants against payment therefor, with such Notes and Warrants and payment to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

         WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

         NOW THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

         1.1. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the following respective meanings:

            (a) "AGREEMENT" means this Agreement and all amendments made hereto and thereto by written agreement between the parties;

            (b) "Escrowed Payment" means the sum of $145,000 which is the Purchase Price, as defined in the Subscription Agreement, of which $100,000 shall be paid in cash and $45,000 shall be deemed an allowance ("Allowance") against dividends and liquidated damages owed to Subscriber by the Company pursuant to 278 Shares of Series A Preferred Stock of the Company issued to the Subscriber on July 30, 2001 pursuant to a subscription agreement dated as of July 30, 2001. Said Allowance shall be deemed to have been received by the Escrow Agent and disbursed to the Subscriber on the Closing Date (as defined in the Subscription Agreement).

            (c) "FINDER'S FEES" means the Finder's Fees to be paid to the Finder as described in Section 6 of the Subscription Agreement.

            (d) "LEGAL OPINION" means the original signed legal opinion referred to in Section 3 of the Subscription Agreement.

            (e) "NOTE" shall mean the 8% Secured Convertible Note of the Company as defined in the Subscription Agreement.

            (f) "SECURITY AGREEMENT" means the Security Agreement referred to in
Section 12 of the Subscription Agreement.

            (g) "SUBSCRIPTION AGREEMENT" means the Subscription Agreement to be entered into by the parties in reference to the Notes and Warrants and the exhibits thereto.

            (h) COLLECTIVELY, the executed Subscription Agreement, Finder's Fee, Legal Opinion, Notes, Warrants, and Security Agreement signed by the Company are referred to as "Company Documents."

            (i) Collectively, the Escrowed Payment, Subscription Agreement, and Security Agreement signed by the Subscriber are referred to as "Subscriber Documents."

         1.2. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto pertaining to the Company Documents and Subscriber Documents and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement.

         1.3. EXTENDED MEANINGS. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word "person" includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

         1.4. WAIVERS AND AMENDMENTS. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

         1.5. HEADINGS. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

         1.6. LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

         1.7. SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 1.6 hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

         1.8. FEES. The Company shall pay the Subscriber's attorney the fees described in Section 6 of the Subscription Agreement. These fees shall be payable by deduction from the cash portion of the Escrowed Payment, but only if the corresponding balance of the cash portion of the Escrowed Payment is to be released to or on behalf of the Company pursuant to this Agreement.

                                   ARTICLE II

                         DELIVERIES TO THE ESCROW AGENT

         2.1. DELIVERY OF COMPANY DOCUMENTS TO ESCROW AGENT. On or about the date hereof, the Company shall deliver to the Escrow Agent the Company Documents.

         2.2 DELIVERY OF SUBSCRIBER DOCUMENTS TO ESCROW AGENT. On or about the date hereof, the Subscriber shall deliver to the Escrow Agent the Subscriber Documents. The Escrowed Payment will be delivered pursuant to the following wire transfer instructions:

                                 Citibank, N.A.
                             ABA Number: 0210-00089
              For Credit to: Grushko & Mittman, IOLA Trust Account
                            Account Number: 45208884

         2.3. INTENTION TO CREATE ESCROW OVER COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS. The Subscriber and Company intend that the Company Documents and Subscriber Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

         2.4. ESCROW AGENT TO DELIVER COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS. The Escrow Agent shall hold and release the Company Documents and Subscriber Documents only in accordance with the terms and conditions of this Agreement.

                                   ARTICLE III

              RELEASE OF COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS

         3.1. RELEASE OF ESCROW. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Subscriber Documents as follows:

            (a) Upon receipt by the Escrow Agent of the Company Documents and the corresponding Subscriber Documents, the Escrow Agent will simultaneously release the Company Documents to the Subscriber and release the corresponding Subscriber Documents to the Company except that (i) the Finder's Fee in the form of a promissory note will be delivered to Libra Finance, S.A., (ii) $33,333.33 less the fee described in Section 1.8 above will be released to the Company and the fee will be released to the Subscriber's attorneys, (iii) $33,333.34 will be released to the Company on March 28, 2002, and (iv) $33,333.33 will be released to the Company on April 29, 2002. At the request of the Escrow Agent, the Company will provide written facsimile or original instructions to the Escrow Agent as to the disposition of all funds releasable to the Company.

            (b) In the event the Escrow Agent does not receive Company Documents and the corresponding Subscriber Documents prior to March 15, 2002, then the Escrow Agent will promptly return the Company Documents to the Company, and promptly return the Subscriber Documents to the Subscriber.

            (c) Upon receipt by the Escrow Agent of joint written instructions ("Joint Instructions") signed by the Company and the Subscriber, it shall deliver the Company Documents and Subscriber Documents in accordance with the terms of the Joint Instructions.

            (d) Upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a "Court Order"), the Escrow Agent shall deliver the Company Documents and Subscriber Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

         3.2. ACKNOWLEDGEMENT OF COMPANY AND SUBSCRIBER; DISPUTES. The Company and the Subscriber acknowledge that the only terms and conditions upon which the Company Documents and Subscriber Documents are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Subscriber reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Subscriber Documents. Any dispute with respect to the release of the Company Documents and Subscriber Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company and Subscriber.

                                   ARTICLE IV

                           CONCERNING THE ESCROW AGENT

         4.1. DUTIES AND RESPONSIBILITIES OF THE ESCROW AGENT. The Escrow Agent's duties and responsibilities shall be subject to the following terms and conditions:

            (a) The Subscriber and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Subscriber or Company is entitled to receipt of the Company Documents and Subscriber Documents pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

            (b) The Subscriber and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Subscriber and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent's partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent's part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Subscriber and Company under this Agreement and to no other person.

            (c) The Subscriber and Company jointly and severally agree to reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including outside counsel fees, to the extent authorized hereunder) incurred in connection with the performance of its duties and responsibilities hereunder.

            (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Subscriber and the Company. Prior to the effective date of the resignation as specified in such notice, the Subscriber and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Subscriber Documents to a substitute Escrow Agent selected by the Subscriber and Company. If no successor Escrow Agent is named by the Subscriber and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Subscriber Documents with the clerk of any such court.

            (e) The Escrow Agent does not have and will not have any interest in the Company Documents and Subscriber Documents, but is serving only as escrow agent, having only possession thereof. The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

            (f) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

            (g) The Escrow Agent shall be permitted to act as counsel for the Subscriber or the Company, as the case may be, in any dispute as to the disposition of the Company Documents and Subscriber Documents, in any other dispute between the Subscriber and Company, whether or not the Escrow Agent is then holding the Company Documents and Subscriber Documents and continues to act as the Escrow Agent hereunder.

            (h) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

         4.2. DISPUTE RESOLUTION: JUDGMENTS. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

            (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Subscriber Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Subscriber Documents pending receipt of a Joint Instruction from the Subscriber and Company, or (ii) deposit the Company Documents and Subscriber Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Subscriber and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Subscriber Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

            (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Subscriber and Company or to any other person, firm, corporation or entity by reason of such compliance.

                                    ARTICLE V

                                 GENERAL MATTERS

         5.1. TERMINATION. This escrow shall terminate upon the release of all of the Company Documents and Subscriber Documents or at any time upon the agreement in writing of the Subscriber and Company.

         5.2. NOTICES. All notices, request, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given one (1) day after being sent by telecopy (with copy delivered by overnight courier, regular or certified mail):

(a)      If to the Company, to:

                           Vizario, Inc.
                           1313 Laurel Street, Suite 4
                           San Carlos, CA 94070
                           Telecopier: (650) 596-9350


(b)      If to the Subscriber, to:

                           Alpha Capital Aktiengesellschaft
                           a Lichtenstein corporation
                           Pradafant 7
                           9490 Furstentums
                           Vaduz, Lichtenstein
                           Telecopier: 011-423-232-3196

(c)      If to the Escrow Agent, to:

                           Grushko & Mittman, P.C.
                           551 Fifth Avenue, Suite 1601
                           New York, New York 10176
                           Telecopier: (212) 697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

         5.3. INTEREST. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable iN connection therewith.

         5.4. ASSIGNMENT; BINDING AGREEMENT. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

         5.5. INVALIDITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         5.6. COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission.

         5.7. AGREEMENT. Each of the undersigned states that he has read the foregoing Funds Escrow Agreement and understands and agrees to it.

                                 VIZARIO, INC.
                                 the "Company"


                                 By:___________________________________



                                 --------------------------------------
                                 ALPHA CAPITAL AKTIENGESELLSCHAFT
                                 - "Subscriber"


                                 ESCROW AGENT:


                                 -----------------------------------
                                   GRUSHKO & MITTMAN, P.C.

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VIZARIO, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                            SECURED CONVERTIBLE NOTE

         FOR VALUE RECEIVED, VIZARIO, INC., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to ALPHA CAPITAL AKTIENGESELLSCHAFT, Pradafant 7, 9490 Furstentums, Vaduz, Lichtenstein, Fax: 011-42-32323196 (the "Holder") or order, without demand, the sum of One Hundred and Forty-Five Thousand Dollars ($145,000.00), with simple interest accruing at the annual rate of 8%, on February ___, 2003 (the "Maturity Date").

         This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower and the Holder, dated of even date herewith (the "Subscription Agreement"), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

                                    ARTICLE I

                               GENERAL PROVISIONS

         1.1 PAYMENT GRACE PERIOD. The Borrower shall have a ten (10) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of fifteen percent (15%) per annum shall apply to the amounts owed hereunder.

         1.2 CONVERSION PRIVILEGES. The Conversion Privileges set forth in
Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full. The Borrower may not prepay the Note at any time without the consent of the Holder. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof; provided, that if the Borrower violates or breaches in any material respect any of its covenants or agreements to register the Registrable Securities pursuant to Section 10 of the Subscription Agreement, the Borrower may not pay this Note after the Maturity Date, without the consent of the Holder.

         1.3 INTEREST RATE. Interest payable on this Note shall accrue at the annual rate of eight percent (8%) and be payable on each annual anniversary of this Note or sooner, upon each Conversion, and on the Maturity Date, accelerated or otherwise, when the principal and remaining accrued but unpaid interest shall be due and payable, or sooner as described below.

                                   ARTICLE II

                                CONVERSION RIGHTS

         The Holder shall have the right to convert the principal due under this
Note into Shares of the Borrower's Common Stock, no par value per share ("Common Stock") as set forth below.

         2.1. CONVERSION INTO THE BORROWER'S COMMON STOCK.

         (a) The Holder shall have the right from and after the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of common stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a Notice of Conversion as described in
Section 9 of the Subscription Agreement of the Holder's written request for conversion, Borrower shall issue and deliver to the Holder within five business days from the Conversion Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note in the manner provided in Section 1.3 through the Conversion Date directly to the Holder on or before the Delivery Date (as defined in the Subscription Agreement). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest to be converted, by the Conversion Price.

         (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be the lesser of (i) _____ ("Maximum Base Price") or (ii) seventy percent (70%) of the three lowest closing bid prices for the Common Stock on the OTC Pink Sheets, NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange, as applicable, or if not then trading on any of the foregoing, such other principal market or exchange where the Common Stock is listed or traded (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market") for the thirty (30) trading days prior to but not including the Conversion Date. For purposes of the NASD OTC Bulletin Board, closing bid price shall mean the last closing bid price as reported by Bloomberg Financial.

         (c) The Maximum Base Price described in Section 2.1(b)(i) and Section 2.1(b)(ii) above and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a) and 2.1(b), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

            A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

            B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

            C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

         (d) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

         2.2 METHOD OF CONVERSION. This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

         2.3 MAXIMUM CONVERSION. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 4.99% and aggregate conversion by the Holder may exceed 4.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder. The Holder may void the conversion limitation described in this Section 2.3 upon 75 days prior written notice to the Borrower. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Holder shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

                                   ARTICLE III

                                EVENT OF DEFAULT

         The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

         3.1 FAILURE TO PAY PRINCIPAL OR INTEREST. The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days after the due date. The ten (10) day period described in this Section 3.1 is the same ten (10) day period described in
Section 1.1 hereof.

         3.2 BREACH OF COVENANT. The Borrower breaches any material covenant or other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of twenty (20) days after written notice to the Borrower from the Holder.

         3.3 BREACH OF REPRESENTATIONS AND WARRANTIES. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement entered into by the Holder and Borrower in connection with this Note, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date (as defined in the Subscription Agreement).

         3.4 RECEIVER OR TRUSTEE. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

         3.5 JUDGMENTS. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

         3.6 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 45 days of initiation.

         3.7 DELISTING. Delisting of the Common Stock from the OTC Bulletin Board or such other principal exchange on which the Common Stock is listed for trading; failure to comply with the requirements for continued listing on the OTC Bulletin Board for a period of three consecutive trading days; or notification from the OTC Bulletin Board or any Principal Market that the Borrower is not in compliance with the conditions for such continued listing on the OTC Bulletin Board or other Principal Market and the Common Stock does not at the time of such notification comply with the initial listing requirements of the OTC Bulletin Board.

         3.8 CONFESSION OF JUDGMENT. A Confession of Judgment by the Borrower under any one or more obligations in an aggregate monetary amount in excess of $50,000.

         3.9 STOP TRADE. An SEC stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days unless the basis specifically stated by the SEC or Principal Market, in writing, is exclusively related to identified wrongful conduct of the Holder.

         3.10 FAILURE TO DELIVER COMMON STOCK OR REPLACEMENT NOTE. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note and Section 9 of the Subscription Agreement, or if required a replacement Note.

         3.11 NON-REGISTRATION EVENT. The occurrence of a Non-Registration Event as described in Section 10.4 of the Subscription Agreement.

         3.12 CROSS DEFAULT. A default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement, in each case, which is not cured after any required notice and/or cure period.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         4.2 NOTICES. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by fax transmission (with copy sent by regular, certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof. A Conversion Notice shall be deemed delivered on (i) the business day it is received by facsimile or otherwise by the Borrower if such notice is received prior to 11:00 A.M. New York time, or (ii) the immediately succeeding business day if it is received by facsimile or otherwise after 11:00 A.M. New York time on a business day or at any time on a day which is not a business day. The address and fax number of the Borrower shall be Vizario, Inc., 1313 Laurel Street, Suite 4, San Carlos, CA 94070, telecopier number: (650) 596-9350. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided. Notice of Conversion shall be deemed given when made to the Borrower pursuant to the Subscription Agreement.

         4.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         4.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

         4.5 COST OF COLLECTION. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

         4.6 GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

         4.7 MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

         4.8 REDEMPTION. This Note may not be redeemed without the consent of the Holder.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this ____ day of February, 2002.

                                     VIZARIO, INC.

                                     By:________________________________
                                              Name:
                                     Title:

WITNESS:


-------------------------------

         NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)


         The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by VIZARIO, INC. on February ____, 2002 into Shares of Common Stock of VIZARIO, INC. (the "Company") according to the conditions set forth in such Note, as of the date written below.



Date of Conversion:_____________________________________________________________


Conversion Price:_______________________________________________________________


Shares To Be Delivered:_________________________________________________________


Signature:______________________________________________________________________


Print Name:_____________________________________________________________________


Address:________________________________________________________________________

        ________________________________________________________________________

                               SECURITY AGREEMENT


1.       IDENTIFICATION.


         This Security Agreement (the "Agreement"), dated February ____, 2002, is entered into by and between Vizario, Inc., a Nevada corporation ("Vizario" or "Debtor"), and Alpha Capital Aktiengesellschaft (the "Lender").

2.       RECITALS.


         2.1 A loan ("Loan") evidenced or to be evidenced by a Promissory Note dated at or about the date of this Security Agreement in the aggregate amount of $145,000 is being made by the Lender to Debtor ("Note"). The Note was or will be executed by Debtor as the "Borrower" or "Debtor" thereof, for the benefit of Lender as the "Holder".

         2.2 On July 30, 2001, Lender purchased 278 Series A Preferred Shares of Vizario ("Preferred Shares") pursuant to a Subscription Agreement between Vizario and Lender dated as of July 30, 2001 ("Preferred Subscription Agreement"). Pursuant to Section 10.1(iv) of the Preferred Subscription Agreement, Vizario was to have filed a registration statement with the Securities and Exchange Commission ("SEC") on or before the Filing Date (as defined in the Preferred Subscription Agreement) which was required to have been declared effective by the SEC on or before the Effective Date (as defined in the Preferred Subscription Agreement). Vizario acknowledges that a Non-Registration Event has occurred pursuant to Section 10.4 of the Preferred Subscription Agreement and therefore the Lender may exercise its rights to demand a Mandatory Redemption Payment pursuant to Section 9.2 of the Subscription Agreement in the amount of not less than $323,000, inclusive of dividends. Vizario and Lender agree that as of the date of this Agreement, the Mandatory Redemption Payment is not less than $323,000, representing $278,000 of Stated Value of the Preferred Shares and $45,000 of accrued dividends and liquidated damages.

         2.3 In order to induce Lender to forego from exercising its right to demand and receive the Mandatory Redemption Payment and as security for the repayment of the Note and any and all other sums due from Debtor to Lender whether arising under the Note issued pursuant to a Subscription Agreement entered into between Debtor and Lender relating to the Note (the "Note Subscription Agreement"), or pursuant to other written instruments and agreements entered into by the Debtor and a Lender in connection with the Preferred Subscription Agreement or Note Subscription Agreement, whether before or after the date hereof, and further specifically including all of the Debtor's obligations arising under the Note and the Note Subscription Agreement relating thereto (collectively, the "Obligations"), Vizario, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Lender, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth.

         DEFINED TERMS. The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.      AGREEMENT TO FOREBEAR; GRANT OF GENERAL SECURITY INTEREST IN COLLATERAL.

        3.1 In consideration of the Debtor's grant of the Security Interest in the Collateral, as provided for herein, and the receipt by Lender of the sum of $45,000 of accrued dividends and liquidated damages, Lender hereby agrees:

            (a) to forebear from the exercise of any of its rights under the Preferred Subscription Agreement with respect to the Mandatory Redemption Payment in connection with an Event of Default related to the Non-Registration Event described in Section 2.2 above, for so long as Debtor is not in default under the provisions of this Agreement, the Note and the Note Subscription Agreement (or has failed to cure any such default within the applicable period for such cure); and

            (b) that Lender's receipt of the $45,000 Allowance, as defined in that certain Funds Escrow Agreement between the parties of even date herewith, shall constitute full satisfaction of Debtor's obligation with respect to accrued dividends and liquidated damages under the terms of the Preferred Subscription Agreement up to the date of this Agreement, and a complete settlement of Lender's claims with respect thereto up to the date of this Agreement.

         3.2 As security for the Obligations, Debtor hereby grants the Lender, for the benefit of the Lender, a security interest in the Collateral.

         3.3 "Collateral" shall mean all of the following property of Vizario, which as of the date of this Agreement and at any time hereafter that Obligations remain outstanding come into the possession of Debtor:

            (a) All now owned and hereafter acquired right, title and interest of Vizario in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers' acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by Lender, its affiliates or any entity which, at any time, participates in Lender's financing of Vizario at any other depository or other institution; agreements or property securing or relating to any of the items referred to above;

            (b) All now owned and hereafter acquired right, title and interest of Vizario in, to and in respect of goods, including, but not limited to:

               (i) All Inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Vizario's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to Vizario by its customers or repossessed by Vizario and all of Vizario's right, title and interest in and to the foregoing (including all of Vizario's rights as a seller of goods);

               (ii) All Equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Vizario's rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

            (c) All now owned and hereafter acquired right, title and interests of Vizario in, to and in respect of any real or other personal property in or upon which Vizario has or may hereafter have a security interest, lien or right of setoff;

            (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Vizario, any computer service bureau or other third party; and

            (e) All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

         3.4 The Lender is hereby specifically authorized, after an Event of Default, to transfer any Collateral into the name of the Lender and to take any and all action deemed advisable to the Lender to remove any transfer restrictions affecting the Collateral.

4.       PERFECTION OF SECURITY INTEREST.

         Vizario shall execute and deliver to the Lender UCC-1 Financing Statements and other forms of financing statements ("Financing Statements") relating to the security interests in Vizario's right, title and interest in and to the Collateral. The Lender is instructed to file the Financing Statements at the Debtor's expense, in the following jurisdictions: State of New York, New York County, State of Nevada, State of California, and any other jurisdiction including local, state, national and international, deemed advisable to Lender. These Financing Statements are deemed to have been filed for the benefit of the Lenders identified on Schedule A hereto. Upon satisfaction and discharge of all of the Notes held by a particular Lender, Vizario is instructed to file a UCC-3 Termination Statement with respect to such Lender, at the Debtor's expense, in all jurisdictions in which a Financing Statement with respect to such Lender is then on file.

5.       DISTRIBUTION ON LIQUIDATION.

         5.1 If any sum is paid as a liquidating distribution on or with respect to the Collateral, Debtor shall deliver same to the Lender to be applied to the Obligations then due, in accordance with the terms of the Notes.

         5.2 Prior to any Event of Default (as defined herein), Debtor shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not impair the Collateral, or the security interest granted the Lenders hereby.

6.       FURTHER ACTION BY DEBTOR; COVENANTS AND WARRANTIES.

         6.1 Lender at all times shall have a perfected security interest in the Collateral. Subject to the security interest described herein, Vizario has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. Lender's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Lender. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Lender to establish, maintain and continue the perfected security interest of Lender in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Lender from time to time to establish and determine the validity and the continuing priority of the security interest of Lender, and also pay all other claims and charges that, in the opinion of Lender, exercised in good faith, is reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or its security interest therein.

         6.2 Other than in the ordinary course of business, and except for Collateral which has become obsolete or is of inconsequential in value, Vizario will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Lender. Although Proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Lender consents to any sale of the Collateral, except as provided herein.

         6.3 Debtor will, at all reasonable times, allow Lender or its representatives free and complete access to all of Debtor 's records which in any way relate to the Collateral, for such inspection and examination as Lender reasonably deems necessary.

         6.4 Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Lender hereunder, and the Collateral against the claims and demands of all other parties.

         6.5 Debtor will promptly notify Lender of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Lender under this Security Agreement.

         6.6 Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property. The insurance policies to be obtained by Debtor shall be in form and amounts reasonably acceptable to Lender. Debtor shall make the Lender a loss payee thereon to the extent of its interest. Lender is hereby irrevocably (until the Obligations are paid in full) appointed Debtor's attorney-in-fact to endorse any check or draft that may be payable to Debtor with respect to losses covered under the foregoing policies, so that Lender may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by Lender in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable. Insurance will not be required for the Security Shares.

         6.7 Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor, upon Debtor's failure to do so, and all amounts expended by Lender in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Lender upon demand and shall bear interest at 14% per annum from the dates of such expenditures until paid.

         6.8 Upon the request of Lender, Debtor will furnish within five (5) days thereafter to Lender, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Lender, duly acknowledged, certifying the amount of the principal and interest then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by Lender of this Security Agreement, Debtor hereby agrees to cause the insurance policies required hereby to be carried by Debtor, if any, to be endorsed in form satisfactory to Lender or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Lender within ten (10) calendar days after request therefor by Lender.

         6.9 The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lender may reasonably require to perfect its security interest hereunder.

         6.10 Vizario represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances.

         6.11 Debtor hereby agrees not to directly or indirectly divest itself of any right under the Collateral absent prior written approval of the Lender except in the ordinary course of business. Debtor further agrees to not take any action or suffer any action which would impair the value of the Collateral or negatively impact the security interest of the Lenders granted hereby.

7.       POWER OF ATTORNEY.

         After the occurrence and during the uncured continuation of an Event of Defaulthereunder, Debtor hereby irrevocably constitutes and appoints the Lender as the true and lawful attorney of Debtor, with full power of substitution, in the place and stead of Debtor and in the name of Debtor or otherwise, at any time or times, in the discretion of the Lender, to take any action and to execute any instrument or document which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement which Debtor fails to take or fails to execute within five (5) business days of the Lender's reasonable written request therefor. This power of attorney is coupled with an interest and is irrevocable.

8.       PERFORMANCE BY THE LENDER.

         If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, the Lender may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Lender incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Lender under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Lender with respect thereto, such rights, remedies and powers being solely for the protection of the Lender.

9.       EVENT OF DEFAULT.

         An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined in the Notes, Note Subscription Agreement, Preferred Subscription Agreement (other than, and to the extent of, Lender's forebearance thereof set forth in Section
3.1 hereof), or other documents delivered in connection therewith. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lender, and the Lender may dispose of Collateral as provided below. A default by Debtor of any of its obligations pursuant to this Agreement shall be deemed an Event of Default hereunder and an event of default as defined in the Obligations. Without limiting the foregoing, failure to pay to the Lender any sum due hereunder from the Debtor within five business days of demand shall be an Event of Default.

10.      DISPOSITION OF COLLATERAL.

         Upon and after any Event of Default which is then continuing,

         10.1 The Lender may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Lender shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

         10.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Debtor of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

         10.3 The Lender is authorized, at any such sale, if the Lender deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Lender deems advisable to ensure such compliance; provided, however, that such restrictions shall not unreasonably impede Debtor's ability to receive the fair market value of the Collateral to be disposed of in such sale. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

         10.4 All cash proceeds received by the Lender in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Lender pursuant to Paragraph 12.1 hereof) against the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Lender incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Lender to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. Lender may purchase the Collateral and pay for such purchase by offsetting any sums owed to Lender by Debtor arising under the Obligations or any other source.

         10.5 The Collateral, if any, is so available after application to satisfy the Obligations and any other sums due hereunder, shall be released to the Debtor upon the complete satisfaction of the Obligations.

11. WAIVER OF AUTOMATIC STAY. The Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Debtor, or if any of the Collateral (as defined in this Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Lender should be entitled to, among other relief to which the Lender may be entitled under the Preferred Subscription Agreement and Note Subscription Agreement and any other agreement to which the Debtor and Lenders are parties, (collectively "Loan Documents") and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Lender to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE DEBTOR EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE DEBTOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE LENDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Debtor hereby consents to any motion for relief from stay which may be filed by the Lender in any bankruptcy or insolvency proceeding initiated by or against the Debtor, and further agrees not to file any opposition to any motion for relief from stay filed by the Lender. The Debtor represents, acknowledges and agrees that this provision is a specific and material aspect of this Agreement, and that the Lender would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. The Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Lender nor any person acting on behalf of the Lender has made any representations to induce this waiver, that the Debtor has been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by the Debtor and that the Debtor has had the opportunity to discuss this waiver with counsel.

12.      MISCELLANEOUS.

         12.1 EXPENSES. Debtor shall pay to the Lender, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Lender may incur in connection with
(a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Lender hereunder or with respect to any or all of the Obligations; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Lender.

         12.2 WAIVERS, AMENDMENT AND REMEDIES. No course of dealing by the Lender and no failure by the Lender to exercise, or delay by the Lender in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lender. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom, shall, in any event, be effective unless contained in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lender, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lender from time to time in such order as the Lender may elect.

         12.3 NOTICES. Any notice or other communications under the provisions of this Agreement shall be given in writing and delivered to the recipient in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmission, or by registered or certified mail, return receipt requested, directed to its address set forth below (or to any new address of which a party hereto shall have informed the others by the giving of notice in the manner provided herein):

                  To Debtor:            Vizario, Inc.
                                        1313 Laurel Street, Suite 4
                                        San Carlos, CA 94070
                                        Telecopier: (650) 596-9350

                  To Lender:            Alpha Capital Aktiengesellschaft
                                        Pradafant 7
                                        9490 Furstentums
                                        Vaduz, Lichtenstein
                                        Telecopier: 011-423-232-3196

                  With a copy to:       Barbara R. Mittman
                                        Grushko & Mittman, P.C.
                                        551 Fifth Avenue, Suite 1601
                                        New York, New York 10176
                                        Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

         12.4 TERM; BINDING EFFECT. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Lender, for the benefit of the Lenders and their respective successors and assigns.

         12.5 CAPTIONS. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

         12.6 GOVERNING LAW; VENUE; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

         12.7 COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

"DEBTOR"
VIZARIO, INC.
a Delaware corporation


By: _____________________________________

Its: _____________________________________


                                  "THE LENDER"


----------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT





This Security Agreement may be executed by facsimile signature and delivered by confirmed facsimile transmission.

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VIZARIO, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

         Right to Purchase 1,000,000 shares of Common Stock of Vizario,
                 Inc. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 2002-1                                      Issue Date:  February ____, 2002

         VIZARIO, INC., a corporation organized under the laws of Nevada (the "Company"), hereby certifies that, for value received, ALPHA CAPITAL AKTIENGESELLSCHAFT (the "Holder"), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through three (3) years after such date (the "Expiration Date"), up to 1,000,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.001 par value per share, of the Company at a per share purchase price of $.25. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, are referred to herein as the "Purchase Price". The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "COMPANY" shall include Vizario, Inc. and any corporation which shall succeed or assume the obligations of Vizario, Inc. hereunder.

         (b) The term "COMMON STOCK" includes (a) the Company's Common Stock, $.001 par value per share, as authorized on the date of the Subscription Agreement referred to in Section 9 hereof, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c) The term "OTHER SECURITIES" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

         1.       EXERCISE OF WARRANT.

            1.1. NUMBER OF SHARES ISSUABLE UPON EXERCISE. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

            1.2. FULL EXERCISE. This Warrant may be exercised in full by the holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder and surrender of the original Warrant within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

            1.3. PARTIAL EXERCISE. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, the number of shares of Common Stock for which such Warrant may still be exercised.

            1.4. FAIR MARKET VALUE. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

               (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

               (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

            1.5. COMPANY ACKNOWLEDGMENT. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

            1.6. TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 1.

            2.1 DELIVERY OF STOCK CERTIFICATES, ETC. ON EXERCISE. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within seven (7) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

            2.2. CASHLESS EXERCISE.

               (a) Payment may be made either in (i) cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

               (b) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, upon consent of the Company, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                           X=Y (A-B)
                             -------
                                A

           Where  X=   the number of shares of Common Stock to be issued to
                       the holder

                  Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                  A= the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

                  B= Purchase Price (as adjusted to the date of such calculation)

               (c) The Holder may not employ the cashless exercise feature described above at any time that the Warrant Stock to be issued upon exercise is included for unrestricted resale in an effective registration statement.

         3.       ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.


            3.1. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

            3.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

            3.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the holders of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

         4. EXTRAORDINARY EVENTS REGARDING COMMON STOCK. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 12 hereof).

         6. RESERVATION OF STOCK, ETC. ISSUABLE ON EXERCISE OF WARRANT; FINANCIAL STATEMENTS. From and after the Issue Date of this Warrant, the Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         7. ASSIGNMENT; EXCHANGE OF WARRANT. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, the Company at its expense, but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

         8. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. REGISTRATION RIGHTS. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Subscription Agreement entered into by the Company and Subscriber of the Company's 8% Secured Convertible Notes at or prior to the issue date of this Warrant. The terms of the Subscription Agreement are incorporated herein by this reference. Upon the occurrence of a Non-Registration Event, as defined in the Subscription Agreement, in the event the Company is unable to issue Common Stock upon exercise of this Warrant that has been registered in the Registration Statement described in Section 10.1(iv) of the Subscription Agreement, within the time periods described in the Subscription Agreement, which Registration Statement must be effective for the periods set forth in the Subscription Agreement, then upon written demand made by the Holder, the Company will pay to the Holder of this Warrant, in lieu of delivering Common Stock, a sum equal to the closing price of the Company's Common Stock on the Principal Market (as defined in the Subscription Agreement) or such other principal trading market for the Company's Common Stock on the trading date immediately preceding the date notice is given by the Holder, less the Purchase Price, for each share of Common Stock designated in such notice from the Holder.

         10. MAXIMUM EXERCISE. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon seventy-five (75) days prior notice from the Holder to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

         11. WARRANT AGENT. The Company may, by written notice to the each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. TRANSFER ON THE COMPANY'S BOOKS. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13. NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                   VIZARIO, INC.



                                   By:________________________________


Witness:_______________________________

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)

TO:  VIZARIO, INC.
The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___      ________ shares of the Common Stock covered by such Warrant; or
___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___      $__________ in lawful money of the United States; and/or
___ the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________
whose address is ______________________________________________________________
_______________________________________________________________________________


The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________           ___________________________________________
                                    (Signature must conform to name of holder as
                                     specified on the face of the Warrant)

                                    ___________________________________________
                                    ___________________________________________

                                    (Address)

                                    Exhibit B


                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

                  For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of VIZARIO, INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of VIZARIO, INC. with full power of substitution in the premises.


_________________ ____________________________ _______________________
   Transferees       Percentage Transferred       Number Transferred
_________________ ____________________________ _______________________

_________________ ____________________________ _______________________

_________________ ____________________________ _______________________


Dated:  ______________, ___________     ___________________________________
                                        (Signature must conform to name of
                                         holder as specified on the
                                         face of the warrant)

Signed in the presence of:

___________________________________     ___________________________________
         (Name)                         ___________________________________
                                                   (address)

ACCEPTED AND AGREED:                    ___________________________________
[TRANSFEREE]                            ___________________________________
                                                   (address)

___________________________________
         (Name)